Exhibit (17)(ii)


                         FORM OF VOTING INSTRUCTION CARD

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY

HARTFORD INTERNATIONAL STOCK HLS FUND C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735



VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your voting instruction card in the addressed envelope.

       THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE INSURANCE
                              COMPANY LISTED BELOW

       VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD ON
                               SEPTEMBER 25, 2007

INSURANCE NAME
HARTFORD INTERNATIONAL STOCK HLS FUND

The undersigned is the owner of a variable annuity or variable insurance contract issued by the above-referenced Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of Hartford International Stock HLS Fund represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of July 23, 2007 at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on September 25, 2007 at 2:00 p.m. Eastern Time and at any adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement.


By executing these voting instructions, the undersigned revokes all previous voting instructions with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                    Date


                                    Signature(s) (PLEASE SIGN IN BOX) Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

                            (Please see reverse side)

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ISSUER SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

VOTES OF  CONTRACT  AND  POLICY  OWNERS  FOR  WHICH NO VOTING  INSTRUCTIONS  ARE
RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.


   |_|        |_|        |_|        PROPOSAL TO APPROVE A PLAN OF REORGANIZATION
   FOR      AGAINST    ABSTAIN      PROVIDING FOR THE ACQUISITION OF ALL OF THE
                                    ASSETS AND LIABILITIES OF HARTFORD
                                    INTERNATIONAL STOCK HLS FUND (THE "ACQUIRED
                                    FUND") BY HARTFORD INTERNATIONAL
                                    OPPORTUNITIES HLS FUND (THE "ACQUIRING
                                    FUND") SOLELY IN EXCHANGE FOR SHARES OF THE
                                    ACQUIRING FUND, FOLLOWED BY THE COMPLETE
                                    LIQUIDATION OF THE ACQUIRED FUND.

  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE
                         ENCLOSED ENVELOPE. THANK YOU!